Capital risk management	12 Months Ended
Sep. 30, 2019
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital risk management
Capital risk management
The Company is exposed to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth. The main objectives of the Company’s risk management process are to ensure that risks are properly identified and that the capital base is adequate in relation to these risks.
The Company manages its capital to ensure that there are adequate capital resources while maximizing the return to shareholders through the optimization of the debt and equity balance. As at September 30, 2019, total managed capital[1] was $9,463,626,000 ($8,699,845,000 as at September 30, 2018). Managed capital consists of long-term debt, including the current portion (Note 13), cash and cash equivalents, short-term investments, long-term investments (Note 10) and shareholders’ equity. The basis for the Company’s capital structure is dependent on the Company’s expected business growth and changes in the business environment. When capital needs have been specified, the Company’s management proposes capital transactions for the approval of the Company’s Audit and Risk Management Committee and Board of Directors. The capital risk policy remains unchanged from prior periods.
The Company monitors its capital by reviewing various financial metrics, including the following:

-	Net Debt1/Capitalization[1]

-	Debt/EBITDA[1]
Net debt, capitalization and EBITDA are additional measures. Net debt represents debt (including the current portion and the fair value of foreign currency derivative financial instruments related to debt) less cash and cash equivalents, short-term investments and long-term investments. Capitalization is shareholders’ equity plus debt. EBITDA is calculated as earnings from continuing operations before finance costs, income taxes, depreciation, amortization, restructuring costs and acquisition-related and integration costs. The Company believes that the results of the current internal ratios are consistent with its capital management credit facility and unsecured committed revolving credit facility. The ratios are as follows:

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Leverage ratios[1], which are the ratio of total debt to EBITDA for its Senior U.S. and euro unsecured notes and the ratio of total debt net of cash and cash equivalent investments to EBITDA for its unsecured committed revolving credit facility and unsecured committed term loan credit facility for the four most recent quarters2.

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An interest and rent coverage ratio[1], which is the ratio of the EBITDAR[1] for the four most recent quarters to the total finance costs and the operating rentals in the same periods. EBITDAR is calculated as EBITDA before rent expense[2].

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In the case of the Senior U.S. and euro unsecured notes, a minimum net worth is required, whereby shareholders’ equity, excluding foreign exchange translation adjustments included in accumulated other comprehensive income, cannot be less than a specified threshold.

These ratios are calculated on a consolidated basis.
The Company is in compliance with these covenants and monitors them on an ongoing basis. The ratios are also reviewed quarterly by the Company’s Audit and Risk Management Committee. The Company is not subject to any other externally imposed capital requirements.

[1]	Non-GAAP measure.
2 In the event of an acquisition, the available historical financial information of the acquired company will be used in the computation of the ratios.